Annual Meeting of Shareholders Charting Our Growth – April 20, 2016 Robert G. Schoenberger Chairman, Chief Executive Officer and President Exhibit 99.1

Safe Harbor Provision
This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.  In some cases, forward-looking statements can be identified by terminology such as “may,”
“will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or
“continue”, the negative of such terms, or other comparable terminology.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-
looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters);
fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption
"Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2015.
Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made.  Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Lewiston
Portland
Concord
Portsmouth
Hampton
Fitchburg
Our Service Areas
Electric
Gas
Electric / Gas
Granite State Pipeline

Natural gas and electric utility
operations in Maine, New Hampshire
and Massachusetts
Serving approximately 182,000 gas and
electric customers
Utility operations sales margin split
~55% gas and ~45% electric
Regulated “Pipes and Wires” utility
business model
Growing operations and customers
Regulated electric and gas rate base
growth
Robust natural gas system expansion
Constructive rate plans and cost
trackers
Recent dividend increases
Experienced management team
Unitil Overview

2015 Accomplishments
•
Met or exceeded
all service quality metrics for safety, reliability and
customer service
•
Customers
enjoying
best
reliability
in
Company’s
history
–
48%
reduction in outages since 2010
•
Achieved record levels of revenues, earnings and total customers served
•
Continued to expand natural gas business hitting milestones to double gas utility rate base and quadruple income
•
Successfully executed regulatory rate adjustment plans in all jurisdictions
to match growing level of electric and gas investments
resulting in 9.5% ROE
•
Recently increased
annual dividend $0.02 to $1.42 per share

$1.43
$1.57
$1.79
$1.89
2012
2013
2014
2015
Generating Financial Results
•
Business fundamentals
•
Improving economy
•
Strong demand for natural gas
•
Gas distribution expansion
•
Strong customer and unit sales growth
rates
•
Utility rate base growth
•
Gas distribution expansion and
infrastructure replacement and upgrade
projects
•
Electric reliability investments
•
Constructive regulation
•
Rate relief has provided ~50% increase
to sales margin since 2010
•
Capital trackers in all jurisdictions
•
Filed for $6.8 million in rate relief in
Massachusetts; Order due May 1, 2016
•
Recently filed notice of 2016 rate case
for NH electric operations
$18.1
$21.6
$24.7
$26.3
2012
2013
2014
2015
Net Income
Earnings Per Share
($ in millions)

$120
$100
$80
$60
$40
$20
$0
2012
2013
2014
2015
2016F
Gas
Electric
Other

Robust Capital Spending • Capital spending annual growth rate of 15% since 2012 • Total capital budget of $98 million in 2016 ($ in millions) 6 Capital Spending

Gas Rate Base Growth
•
Gas rate base has doubled and gas segment income has nearly quadrupled since acquiring New Hampshire and Maine gas business
Gas Rate Base & Income
($ in millions)
7
$179
$357
$0
$5
$10
$15
$20
$25
$0
$100
$200
$300
$400
$500
2008
2015
Rate Base
Gas Segment Income
$4
$15

163
170
179
186
0
50
100
150
200
250
300
2012
2013
2014
2015
Gas Sales Growth
•
Historical weather-normalized sales growth of 4-6% annually since 2012
•
Commercial and industrial weather-normalized sales* were up 8% in 2015 compared to 2014
Historical Weather-Normalized Sales*
*Excludes decoupled gas sales
Therms, in millions

New Gas Service Areas
•
Targeted Area Buildout
•
Saco, Maine pilot
•
Potential new market of 1,000
customers
•
$1 million in potential distribution
revenue
•
Evaluating new opportunities in
other cities and towns
•
System expansion projects
•
Extending existing mains into
adjacent areas attractive for
growth
•
Years of growth potential in and
around service area
Saco TAB Target Areas

New
Hampshire
Maine
Massachusetts
~6 miles annually in 2016
and
2017
~50 miles scheduled
2016 -
2024
~3 miles scheduled
annually
Project completion
expected end of 2017–
entire system will be
modern
Project completion
expected end of 2024
–
entire system will be
modern
Project completion
expected end of 2035
–
entire system will be
modern
Gas Infrastructure Replacement
•
Cast iron and bare steel replacement program is
ongoing with majority of replacement and upgrades
recovered annually through capital tracker mechanisms

Electric Growth Investment
•
Construction of two major
electric substations in
New Hampshire to provide
capacity and enhance
reliability
•
Grid modernization –
regulatory initiatives in
New Hampshire and
Massachusetts supporting
new investment in the
distribution system
Grid Modernization
Substation Projects

System Average Interruption Duration Index (SAIDI)
Minutes/Year
Electric Reliability
Average
system outage
duration has
gone down
48% since 2010
12
80
100
120
140
160
180
200
2010
2011
2012
2013
2014
2015
Year

Constructive Regulation
Sales and customer
growth combined
with constructive
rate case results
and cost trackers
continue to drive
increases in return
on equity
8.0%
8.2%
9.2%
9.5%
2012
2013
2014
2015
Return on Equity
Achieved ~$60 million (~50% increase to sales margin) in rate relief since 2010

CHECKED
APPROVED
Unitil

Connecticut
Delaware
Florida
Georgia
Illinois
Indiana
Maine
Maryland
Massachusetts
Minnesota
New Hampshire
New Jersey
New York
Ohio
Oklahoma
Pennsylvania
Rhode Island
Texas

Gas & Electric
Gas only

$5.7
$6.2
2014
2015
$1.1
$1.4
2014
2015
Usource
Revenue
Earnings
•
Premier energy advisor to over
1,200 businesses
•
Currently serves electricity and/or
natural gas clients in 18 states
•
Forward book of $9.4 million at
year-end 2015
($ in millions)
($ in millions)

12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015

Market Outperformance 5-Year Total Return 15 UTL 100% S&P 500 81% S&P Utilities 69% -20% 0% 20% 40% 60% 80% 100% 120% UTL S&P Utilities S&P 500

CHECKED
APPROVED
Unitil

$1.38
$1.40
$1.42
2014
2015
2016

2016 Dividend Increase
•
On January 27, 2016, Unitil announced a $0.02 annual increase in the dividend
•
Achieved a 74% dividend payout ratio in 2015; down from 77% in 2014
•
Unitil has continuously paid quarterly dividends and has never reduced its dividend rate
Dividends Per Share

•
Regulated local distribution utility business
model
•
Diversified natural gas and electric sales
•
Growing operations and customer base
–
Regulated rate base growth
–
Robust natural gas system expansion
–
Constructive rate plans and cost trackers
•
Dividend strength
•
Experienced management team
Key Investment Highlights
17